Exhibit 32.2

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Husky Energy Inc. (the “Company”) on Form 40-F for the fiscal year ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alister Cowan, Vice President & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2010

/s/ ALISTER COWAN
Alister Cowan
Vice President & Chief Financial Officer